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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (date of earliest event reported): May 6, 1998


                              DEL WEBB CORPORATION


          Delaware                   1-4785                 86-0077724
(State of other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)



6001 North 24th Street
Phoenix, Arizona                                              85016
(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (602) 808-8088


                                      None
         (Former name or former address, if changed since last report)

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Item 5.   Other Events

          Exhibit 1.1. hereto is the Underwriting Agreement dated May 6, 1998 among Del Webb Corporation and SBC Warburg Dillon Read Inc.


Item 7.   Financial Statements and Exhibits.

     Exhibits

        1.1 Underwriting Agreement dated May 6, 1998 among Del Webb Corporation and SBC Warburg Dillon Read Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DEL WEBB CORPORATION


                                       By:         ROBERTSON C. JONES
                                           -----------------------------------
                                                   Robertson C. Jones
                                            Vice President and General Counsel


May 8, 1998

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                                 EXHIBIT INDEX

                                                            SEQUENTIALLY
EXHIBIT NO.              DESCRIPTION                        NUMBERED PAGE
----------               ------------                       -------------

1.1                 Underwriting Agreement dated            5
                    May 6, 1998 among Del Webb
                    Corporation and SBC Warburg
                    Dillon Read Inc.




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